UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BRIGHTCOVE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed by table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Brightcove Inc. (the “Company”) with a definitive proxy statement related to a proposed transaction in which Blossom Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Bending Spoons US Inc. (“Parent”), will be merged with and into the Company, with the Company being the surviving corporation (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated November 24, 2024, by and among the Company, Parent, Bending Spoons S.p.A., an Italian societá per azioni (solely for the purposes of Section 6.11, Section 6.13 and Section 9.15) (“Guarantor”) and Merger Sub.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

1.	Email from Marc DeBevoise, the Chief Executive Officer of the Company, sent to the Company’s employees, including Employee FAQs, dated November 25, 2024

2.	Email from Marc DeBevoise, the Chief Executive Officer of the Company, sent to the Company’s customers, dated November 25, 2024

3.	Email from David Beck, the Chief Operating Officer of the Company, sent to the Company’s partners, dated November 25, 2024

4.	Holding Statement

5.	Board Chair Video Script

6.	CEO Video Script

***

1. On November 25, 2024, Marc DeBevoise, the Chief Executive Officer of the Company, issued the following email to the Company’s employees relating to the Proposed Transaction including the Employee FAQs.

ALL EMPLOYEE EMAIL- BLOSSOM

TO: All Brightcove Email

From: Marc DeBevoise

Monday, November 25th

Subject: Acquisition of Brightcove by Bending Spoons

Team,

Today is an exciting and historic day for Brightcove. We have just announced (https://investor.brightcove.com/news-releases/news-release-details/
brightcove-enters-definitive-agreement-be-acquired-bending) the signing of a definitive agreement with Bending Spoons, a leading European technology company, to acquire Brightcove.

This is an all-cash transaction valuing Brightcove at approximately $233 million. Under the terms of the agreement, Brightcove shareholders will receive $4.45 per share in cash for each share of Brightcove common stock that they own. Equity awards, including restricted stock units (RSUs) and in-the-money stock stock options, will also be converted into the right to receive $4.45 per share in cash (less any exercise price)—see FAQs below for details. The per share purchase price represents a 90% premium to Brightcove’s 60-day volume weighted average share price as of market close on November 22, 2024.

Brightcove is a storied and successful enterprise SaaS leader with 20 years of history, 12 of them as a public company. We have been a pioneer and innovator in online video and streaming. From the earliest days of video player technologies to the robust, multi-use-case, leading video-powered engagement platform we are today. With over 2,000 customers, billions of monthly views, and hundreds of millions of monthly end users, we play a critical role in one of the most important parts of the global economic engine that is the internet and streaming.

Bending Spoons recognizes this and that is why they are seeking to acquire Brightcove. They are a leading European digital technology company, known as a successful acquirer and operator of numerous digital consumer businesses, including Evernote, Issuu, Meetup, Remini, Splice, StreamYard and WeTransfer. Over 200 million people use Bending Spoons’ products each month. Founded in 2013 and based in Milan, Italy the company is backed by highly respected institutional investors including Ballie Gifford, Cox Enterprises, Durable Capital and Neuberger Berman. Great Place to Work has named Bending Spoons the Best Workplace in Italy on several occasions, and a leader across Europe. They are also known as committed owners and investors, meaning they look to buy companies and operate them indefinitely. Bending Spoons is seeking to acquire Brightcove to grow, specifically in the streaming and engagement technology markets, and to do so with their first major enterprise SaaS business.

Today’s announcement is about a few, very important things…

First and foremost, it is about delivering the best value to and for our stockholders This is our goal as a public company and the fiduciary duty of our Board of Directors. The Board (including me) has unanimously approved this transaction on that basis.

It’s also about our ability to continue to thrive long into the future. This combination will allow Brightcove to:

•	leverage the scale, technology and consumer reach of Bending Spoons;

•	better compete and thrive in the streaming and engagement technology markets we operate in;

•	potentially find new global opportunities for growth; and

•	be free from the public market constraints and costs that are not necessarily ideally suited to companies of our size.

Today’s milestone is a testament to each of you, our talented and dedicated employees, who have driven our performance. I’m proud of the work we’ve accomplished to get us to this point in our evolution. Together, we will continue to architect and deliver the future of video streaming and engagement technology.

THE TRANSACTION

Bending Spoons’ acquisition of Brightcove was unanimously approved by Brightcove’s Board of Directors after an extensive market process. The deal is expected to close in the first half of 2025, subject to customary closing conditions and approvals, including approval by Brightcove’s stockholders, and the receipt of required regulatory approvals. Upon completion of the transaction, Brightcove will become a privately held company and our common stock will no longer be listed on any public stock exchange.

WHAT’S NEXT

Until the expected transaction closes, in the first half of 2025, subject to customary closing conditions and approvals, including approval by Brightcove’s stockholders, and the receipt of required regulatory approvals, we will continue to operate as an independent public company. It is our responsibility as Brightcove team members to continue to perform and pursue our goals.

We expect that today’s announcement will generate increased discussion about Brightcove. As is our policy, please direct any inquiries you receive from the media to to press@brightcove.com or to Sara Griggs and for investors or analysts to investorrelations@brightcove.com or John Wagner for Investors or Analysts. Please note, we are all representatives of Brightcove and your public statements could be viewed as speaking on behalf of Brightcove. Any public commentary on the company’s acquisition can have very serious implications for you and all of us. We therefore must ask that you not comment publicly regarding this announcement or the transaction generally.

I know many of you have questions so please plan to join me, and the rest of the Executive Leadership Team, for one of four Regional All Hands meetings that we will be holding later today and tomorrow. See details below and invitations to follow. The regional All-Hands meetings will not be recorded or replayed, so please make every effort to attend one of the meetings.

I look forward to speaking with you all. In the meantime, below are some FAQs that provide further information about today’s milestone achievement.

Thank you.

MD

REGIONAL ALL HANDS- Invites to follow

•	APAC Region | Tuesday Nov 26th 9am Sydney Time (Monday Nov. 25th 5pm ET)

•	JAPAN Region | Tuesday Nov 26th 8am Tokyo Time (Monday Nov. 25th 6pm ET)

•	EMEA Region | Tuesday Nov 26th 2pm London Time (Tuesday Nov 26th 9am ET)

•	US + MX Region | Tuesday Nov 26th 11am ET, 10am MX Time (Tuesday Nov 26th 11am ET)

EMPLOYEE FAQs

Brightcove and Bending Spoons Acquisition Employee FAQ:

This section will answer questions on the acquisition of Brightcove by Bending Spoons. Please refer to these questions and answers as we manage through this process. If you have any questions please refer them to the Executive Leadership Team, Human Resources or Legal.

I.) What does this means for Brightcove:

What is happening?

•

Today we announced (https://investor.brightcove.com/news-releases/news-release-details/brightcove-enters-definitive-
agreement-be-acquired-bending) that a definitive agreement has been reached with Bending Spoons, a leading European technology company, to acquire Brightcove. This is an all-cash transaction valuing Brightcove at approximately

$233 million. Under the terms of the agreement, Brightcove stockholders will receive $4.45 per share in cash for each share of Brightcove common stock that they own. The per share purchase price represents a 90% premium to the 60-day volume weighted average share price as of market-close on November 22, 2024. Upon completion of the transaction, which is subject to customary closing conditions and regulatory approvals, including approval by Brightcove’s stockholders, Brightcove will become a privately held company, owned by Bending Spoons.

Why are we selling Brightcove?

•

Brightcove is a storied company with 20 years of history, 12 of them as a public company. Brightcove has been a pioneer and innovator in the streaming market, from the early days of video player technologies to the leading video-powered engagement platform we are today.

•

Today’s announcement will enable Brightcove to leverage the scale, technology and consumer reach of Bending Spoons and best position the company to continue to thrive in the streaming and engagement technology market.

•

As a public company, we have a responsibility to maximize stockholder value, and the Board determined that this all-cash offer provides a very compelling, immediate and certain premium on our publicly traded stock. The per share purchase price represents a 90% premium to the 60-day volume weighted average share price as of market close on November 22, 2024.

•	We are confident this transaction will help us achieve our operational and market ambitions more quickly for the benefit of our customers and for our employees.

Are we in financial trouble?

•

No, Brightcove is a financially sound company. This is a strategic transaction delivering clear and immediate returns for our stockholders and with the goal of accelerating innovation for our customers, growth for Brightcove, and value for our employees.

Who is Bending Spoons?

•	Bending Spoons is a privately held company based in Milan, Italy.

•

Founded in 2013, Bending Spoons has successfully completed numerous acquisitions of digital technology businesses, including Evernote, Issuu, Meetup, Remini, Splice, StreamYard, and WeTransfer. More than 200 million people use Bending Spoons’ products each month.

•

Bending Spoons has a proven ability to attract and retain best-in-class talent globally and is a highly sought-after workplace. Great Place to Work has named Bending Spoons the Best Workplace in Italy in its size category three times since 2019, and it has had two top-10 finishes across all of Europe.

•	Bending Spoons is backed by highly respected institutional investors, including Baillie Gifford, Cox Enterprises, Durable Capital, and Neuberger Berman.

Why is the acquisition good for Brightcove?

•

Today’s announcement will enable Brightcove to leverage the scale, technology and consumer reach of Bending Spoons and best position Brightcove to continue to thrive in the streaming and engagement technology market.

Why is the acquisition good for Bending Spoons?

•

Bending Spoons has a proven track record of enhancing the performance of the businesses it acquires. Importantly, when Bending Spoons acquires a business, it’s with the intention of owning and operating it indefinitely (to date, Bending Spoons has never sold an acquired business). As such, Bending Spoons appreciates Brightcove’s current business and its potential, and envisions an exciting future for Brightcove.

Will we still be a public company?

•

We expect the transaction to close in the first half of 2025, subject to customary closing conditions and regulatory approvals, including approval by Brightcove’s stockholders. Until then, yes we will continue to be and operate as an independent public company. After the closing of the transaction, we will no longer be a public company and shares of Brightcove will be fully owned by Bending Spoons and will no longer be traded on the NASDAQ.

What does it mean to be a private company?

•	The shares and other securities of private companies are not publicly traded on stock exchanges, such as NASDAQ.

•

When the transaction closes, which we expect to occur in the first half of 2025, subject to the satisfaction of customary closing conditions and regulatory approvals, including approval by Brightcove’s stockholders, Brightcove’s common stock will no longer be listed on the NASDAQ and Brightcove stockholders will receive $4.45 in cash for each share of Brightcove common stock that they own.

•

That said, today’s announcement of the signing of a definitive agreement is the initial step in this multi-step process. There are still several customary closing conditions that must be satisfied before the transaction can be completed, and regulatory approvals which must be obtained.

•	Until then, we will remain an independent, publicly traded company, and it is business as usual.

What is the timeline from announcing the deal to close?

•

The transaction, which was unanimously approved by Brightcove’s Board of Directors, is expected to close in the first half of 2025, subject to customary closing conditions and regulatory approvals, including approval by Brightcove’s stockholders.

Will we operate as a separate entity under Bending Spoons?

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

•

Until the transaction closes, it is business as usual and we remain an independent company. We should stay focused on operating the business towards our current goals and aligned with our current strategy.

•	The Board and Management continue to believe we have a meaningful opportunity ahead with strong customers, partnerships, pipeline and execution capabilities.

•	Importantly, we are committed to being transparent throughout this process, and we will share appropriate information with you in a timely fashion.

When will we meet the leaders of Bending Spoons and be able to ask them questions?

•

Although we expect certain members of our team to be involved in integration planning with Bending Spoons, it is not standard practice for employees to meet with potential new owners until after a transaction has closed. We will remain an independent public company until the transaction closes and we must continue to operate as an independent public company.

•

It is business as usual and we remain an independent company until close. We should stay focused on operating the business towards our current goals, aligned with our current strategy, and continuing to strive for excellence for our customers and each other.

II.) What this means for Brightcove Employees:

Will anyone lose their job as a result of the acquisition?

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

•

Until then it is business as usual at Brightcove and we remain an independent company. We should stay focused on operating the business towards our current goals, aligned with our current strategy, and continuing to strive for excellence for our customers and each other.

Will my compensation or benefits change?

•	During the period between now and the closing of the transaction, your cash compensation and all of your benefits (subject to the applicable plans and programs) will remain unchanged.

•	Prior to closing we expect to continue our normal Brightcove cash compensation and benefit processes (i.e., merit increases, sales incentive plans and benefit renewals etc.).

•	Until closing, your stock options and RSUs will continue to vest on their normal vesting schedule.

•

Immediately prior to the closing, your unvested RSUs will accelerate and those RSUs, along with your vested RSUs, will be converted into the right to receive a cash payment equal to $4.45 per each share underlying each RSU, subject to the closing.

Will there still be an MBO payout for 2024 or beyond?

•	Yes, for MBO-eligible employees, Brightcove will be paying 2024 bonuses in accordance with our current plan. We expect that 2024 bonuses will be paid at or before the end of February 2025.

As a sales rep, will my commissions be impacted by this transaction?

•	No, any commission you have earned or will earn before the close of the transaction will be subject to your applicable sales incentive plans.

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

III) Stock Questions:

What happens to my vested Restricted Stock Units (“RSUs”)?

•	Soon after the closing of the transaction, you will receive $4.45 for each RSU.

•	This is a premium of 90% to the 60-day volume weighted average share price as of market close on November 22, 2024.

What happens to my current unvested RSUs?

•	Until close, we remain an independent public company and RSUs that have been granted will continue to vest on their normal vesting schedule.

•

If you have unvested RSUs immediately prior to the time the transaction is closed, those RSUs will be accelerated in full and you will receive $4.45 per each share underlying such previously unvested RSU subject to the closing. Payments with respect to your vested and unvested RSUs will be made soon after the closing of the transaction.

•	This price is a premium of 90% to the 60-day volume weighted average share price as of market close on November 22, 2024.

What happens with my Brightcove stock options?

•

All Brightcove stock options currently have a strike price that is above the $4.45 price per share being paid in connection with this transaction. As a result, all Brightcove stock options will be canceled upon the closing of the transaction.

Between now and close will Brightcove grant any new RSUs or other equity?

•	The details of how we will operate after the close are still being discussed and we will share more details as we know them.

Will there be RSU or other equity grants after the close of the transaction?

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

Can I sell my Brightcove shares before the close of the transaction?

•

You may only sell your Brightcove shares, including those received with respect to vested RSUs, before the closing of the transaction if you comply at all times with Brightcove Insider Trading Policy and you do so within an open trading window.

•

At the time the transaction is closed, you will be entitled to receive $4.45 per share for all of your Brightcove shares and Brightcove RSUs, regardless of whether the RSUs are vested or unvested. You will receive payment for any shares and RSUs soon after the transaction is closed.

•	Reach out to the Brightcove Legal Team with any additional questions about stock sales.

IV) Brightcove Operations:

Will my manager and or department leader change?

•	There are no planned changes to how we operate between now and when the transaction closes.

•

Until the transaction closes, we remain an independent company. It is business as usual and we should stay focused on operating the business towards our current goals and aligned with our current strategy.

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

Will there be office or region shut downs?

•	There are no planned changes to how we operate between now and when the transaction closes.

•

Until the transaction closes, it is business as usual and we remain an independent company. We should stay focused on operating the business towards our current goals and aligned with our current strategy.

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

How will we operate between now and close?

•

It is important to remember that the signing of the definitive agreement and its announcement are just the first step in the multistep process to complete this transaction. We are relying on you to stay focused on your responsibilities and to continue serving our customers and each other.

•	There are no planned changes to how we operate between now and when the transaction closes.

•	Until the transaction closes, it is business as usual and we should stay focused on operating the business towards our current goals and aligned with our current strategy.

•	The details of how we will operate after the close of the transaction are still being discussed and we will share more details as we know them.

How should we handle Press Inquiries ?

•	We expect that today’s announcement will generate increased discussion about Brightcove. Please do not respond to any inquiries and instead direct them to our PR team at press@brightcove.com

What are the Social Media Rules?

•	We expect that today’s announcement will generate increased discussion about Brightcove.

•

Please remember, we are all representatives of Brightcove and your public statements could be viewed as speaking on behalf of Brightcove. Any public commentary on the company’s acquisition can have very serious implications for you and all of us. We therefore must ask that you not comment publicly regarding this announcement or the transaction generally, except as set forth below.

•	Please do not respond to posts or inquiries and instead direct them to our PR team at press@brightcove.com

•	Once you see the official press release shared on Brightcove’s Social Media feeds, you may either retweet or ‘favorite’ the tweet or share the post on LinkedIn.

•

However, you should not add any additional color commentary when sharing the Brightcove post on your own personal page, and you should also not share/tweet/favorite/like any media articles that mention this transaction. This is because any comment from you as an employee can be attributed to Brightcove as a company and therefore be subject to SEC rules and regulations.

•	Of course nothing in these FAQs or any Brightcove policy prevents you from communicating truthfully with any government agency, including the SEC.

V.) Customer Communication:

•	The following points can be leveraged for inquiries from customers. For customers with whom you believe may need additional support, please refer them to your Executive Sales Leader.

Talking Points:

•

As you may have heard, we announced on Monday, November 25th that a definitive agreement was reached with Bending Spoons, a leading European technology company, to acquire Brightcove. We expect the transaction to close in the first half of 2025, subject to the satisfaction of customary closing conditions, including Brightcove stockholder approval and regulatory approvals. We remain an independent company until the transaction closes, so it’s business as usual for all of us at Brightcove.

•

Today’s announcement will enable Brightcove to leverage the scale, technology and consumer reach of Bending Spoons and best position Brightcove the company to continue to thrive in the streaming and engagement technology market

•

When Bending Spoons acquires a business, it does so with the intention of owning and operating it indefinitely. In light of this, and thanks to the resources Bending Spoons brings to the table, we’re excited about continuing to work hard to ensure Brightcove thrives for many years to come.

•	Our customers should continue to expect the same level of product, service and support as we have always delivered for our customers, regardless of this transaction.

VI) Partner Communications

•	The following points can be leveraged for inquiries from partners. For customers you believe need additional attention please refer them to the appropriate Executive Leader.

Talking Points:

•

As you have heard we announced on Monday, November 25th that a definitive agreement was reached with Bending Spoons, a leading European technology company to acquire Brightcove. We expect the transaction to close in the first half of 2025, subject to the satisfaction of customary closing conditions, including Brightcove stockholder approval and regulatory approvals. Until the transaction closes, it’s business as usual for all of us at Brightcove and we remain an independent company.

•

Today’s announcement will enable Brightcove to leverage the scale, technology and consumer reach of Bending Spoons and best position Brightcove the company to continue to thrive in the streaming and engagement technology market.

•

Bending Spoons is a privately held digital technology company, founded in 2013 and based in Milan, Italy. Bending Spoons has served a billion people across the globe through its suite of products, which include Evernote, Issuu, Meetup, Remini, StreamYard, Splice, and WeTransfer. Its products are currently used by more than 200 million people each month.

•

When Bending Spoons acquires a business, it does so with the intention of owning and operating it indefinitely. In light of this, and thanks to the resources Bending Spoons brings to the table, we’re excited about continuing to work hard to ensure Brightcove thrives for many years to come.

•

During this time of transition we are operating as we have been, business as usual, and committed to no disruption in how we work together to meet the needs of our customers and drive growth for both organizations.

VII.) Hiring + Recruiting:

I’m a hiring manager. What do I tell someone who has accepted a position with Brightcove but hasn’t started yet?

•	If you are a hiring manager and have hired an employee who has not started working for Brightcove yet, you can share the information provided in our press release and this FAQ.

•	Until the transaction closes, it’s business as usual for all of us at Brightcove and we remain an independent company.

•

We remain focused on delivering on our commitments to all our stakeholders – our customers, our partners, and our employees. We’ll continue to execute in our roles to capitalize on our goals and strategy at Brightcove.

•	We intend to continue to hire under our current headcount plans.

What information can we share about Bending Spoons with new hires or candidates?

•

Founded in 2013, Bending Spoons has successfully completed numerous acquisitions of digital technology businesses, including Evernote, Issuu, Meetup, Remini, Splice, StreamYard, and WeTransfer. More than 200 million people use Bending Spoons’ products each month.

•

Bending Spoons has a proven track record of enhancing the performance of the businesses it acquires. Importantly, when Bending Spoons acquires a business, it’s with the intention of owning and operating it indefinitely (to date, Bending Spoons has never sold an acquired business). As such, Bending Spoons appreciates Brightcove’s current business and its potential, and envisions an exciting future for Brightcove.

•

Bending Spoons has a proven ability to attract and retain best-in-class talent globally and is a highly sought-after workplace. Great Place to Work has named Bending Spoons the Best Workplace in Italy in its size category three times since 2019, and has had two top-10 finishes across all of Europe.

•	Bending Spoons is backed by highly respected institutional investors, including Baillie Gifford, Cox Enterprises, Durable Capital, and Neuberger Berman.

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc., a Delaware corporation (the “Company”), Bending Spoons US Inc., a Delaware corporation (“Parent”), Bending Spoons S.p.A. an Italian società per azioni (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: InvestorRelations@brightcove.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii)potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

2. On November 25, 2024, Marc DeBevoise, the Chief Executive Officer of the Company, issued the following email to the Company’s customers relating to the Proposed Transaction.

Blossom - CUSTOMER Email

Dear [CUSTOMER NAME]

On Monday, November 25, 2024, we announced (https://investor.brightcove.com/news-releases/news-release-details/brightcove-enters-definitive-
agreement-be-acquired-bending) that a definitive agreement was reached with Bending Spoons, a leading European technology company to acquire Brightcove. We expect the transaction to close in the first half of 2025, subject to the satisfaction of customary closing conditions, including Brightcove stockholder approval and regulatory approvals.

Bending Spoons S.p.A. is a privately held digital technology company, founded in 2013 and based in Milan, Italy. Bending Spoons has served a billion people across the globe with its suite of products, which include Evernote, Issuu, Meetup, Remini, StreamYard, Splice and WeTransfer. Its products are currently used by more than 200 million people each month. When Bending Spoons acquires a business, it does so with the intention of owning and operating it indefinitely. In light of this, and thanks to the resources Bending Spoons brings to the table, we’re excited about continuing to work hard to ensure Brightcove thrives for many years to come.

We share with Bending Spoons a vision for revolutionizing how digital audiences engage and how our customers engage and grow those audiences, increase revenue, and improve business efficiency. This will continue through Brightcove, by delivering the world’s smartest, fastest, and most reliable automated engagement platform anchored in video.

We believe that, as a private company, we will have greater flexibility to invest even further in innovation, build on our leadership position as the most trusted streaming technology company and continue to deliver best-in-class video engagement solutions to our customers around the globe.

I am grateful for your trust in Brightcove as your video technology provider and in our partnership to help you achieve your business goals through the use of video. We are confident that under Bending Spoons ownership, we will be able to accelerate our operational and market ambitions for the benefit of our customers.

I want to personally assure you that during the span of this transaction you should expect the same level of product, service or support delivery, as we have always delivered. We are operating as we have been and are extremely committed to continuing to deserve your business.

Sincerely,

Marc DeBevoise, CEO, Brightcove

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc. (the “Company”), Bending Spoons US Inc. (“Parent”), Blossom Merger Sub Inc. (“Merger Sub”), and Bending Spoons S.p.A., an Italian società per azioni (“Guarantor”), the Company expects to seek, and intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE

DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: brian.denyeau@icrinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

3. On November 25, 2024, David Beck, the Chief Operating Officer of the Company, issued the following email to the Company’s partners relating to the Proposed Transactions.

Blossom - PARTNER Email

Dear [PARTNER NAME]

On Monday, November 25, 2024, we announced (https://investor.brightcove.com/news-releases/news-release-details/brightcove-enters-definitive-
agreement-be-acquired-bending) that a definitive agreement was reached with Bending Spoons, a leading European technology company, to acquire Brightcove. We expect the transaction to close the first half of 2025, subject to the satisfaction of customary closing conditions, including Brightcove stockholder approval and regulatory approvals. Until closing, Brightcove remains a standalone company.

Bending Spoons S.p.A. is a privately held digital technology company, founded in 2013 and based in Milan, Italy. Bending Spoon has served a billion people across the globe through its suite of products including Evernote, Issuu, Meetup, Remini, StreamYard, Splice, and WeTransfer. Its products are currently used by more than 200 million people each month.

When Bending Spoons acquires a business, it does so with the intention of owning and operating it indefinitely. In light of this, and thanks to the resources Bending Spoons brings to the table, we’re excited about continuing to work hard to ensure Brightcove thrives for many years to come.

We share with Bending Spoons a vision for revolutionizing how video drives audience engagement and how our customers engage and grow those audiences, increase revenue, and improve business efficiency. This will continue through Brightcove, by delivering the world’s smartest, fastest, and most reliable automated engagement platform anchored in video.

We believe that, as a private company, we will have greater flexibility to invest even further in innovation, build on our leadership position and accelerate our strong partnership to deliver best-in-class technology solutions to our customers around the globe.

This next chapter for Brightcove is possible because of our strategic positioning, which includes how we have partnered with you successfully to meet the global demand for our capabilities. I’m grateful for the work we’ve done so far together and for what the future holds.

I want to personally assure you that during this time of transition we are operating as we have been, business as usual, and committed to no disruption in how we work together to meet the needs of our customers and drive business growth for both organizations.

Sincerely,

David Beck, COO, Brightcove

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc. (the “Company”), Bending Spoons US Inc. (“Parent”), Blossom Merger Sub Inc. (“Merger Sub”), and Bending Spoons S.p.A., an Italian società per azioni (“Guarantor”), the Company expects to seek, and intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE

THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: brian.denyeau@icrinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

4. On November 25, 2024, the Company shared the following holding statement relating to the Proposed Transaction.

Brightcove Holding Statement

Date: Monday, November 25, 2024

For Immediate Release

Subject: Update Regarding Company Sale

[Boston, MA] – Brightcove today confirmed that a definitive agreement was reached with Bending Spoons, a leading European technology company, to acquire Brightcove. The transaction is expected to close in the first half of 2025, subject to the satisfaction of customary closing conditions, including Brightcove stockholder approval and regulatory approvals. At this time, the company is not able to provide further details or confirm a timeline for completion.

Until the transaction is closed, Brightcove will continue to operate as an independent public company and remain focused on maintaining the high standards of service and commitment to all employees, customers, and stakeholders.

Additional information will be provided as it becomes available.

For further inquiries, please contact: Sara Griggs at sgriggs@brightcove.com

About Brightcove Inc.:

Brightcove creates the world’s most reliable, scalable, and secure streaming technology solutions to build a greater connection between companies and their audiences, no matter where they are or on which devices they consume content. In more than 60 countries, Brightcove’s intelligent video platform enables businesses to sell to customers more effectively, media leaders to stream and monetize content more reliably, and every organization to communicate with team members more powerfully. With two Technology and Engineering Emmy® Awards for innovation, uptime that consistently leads the industry, and unmatched scalability, we continuously push the boundaries of what video can do. Follow Brightcove on LinkedIn, X, Facebook, Instagram, Threads, and YouTube. Visit Brightcove.com.

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc., a Delaware Corporation (the “Company”), Bending Spoons US Inc., a Delaware Corporation (“Parent”), and Bending Spoons S.p.A, an Italian società per azioni (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: InvestorRelations@brightcove.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Brightcove Investor Contact:

ICR for Brightcove

Brian Denyeau, 646-277-1251

brian.denyeau@icrinc.com

Brightcove Media Contact:

Brightcove

Sara Griggs, 929-888-4866

sgriggs@brightcove.com

Bending Spoons Media Contact:

Bending Spoons

Christy Keenan

ck@bendingspoons.com

5. On November 25, 2024, Diane Hessan, the Chairman of the Board of the Company, shared a video relating to the Proposed Transaction. The following is a transcript of the video.

Hello Brightcove Team–

For those of you I haven’t had the chance to meet, I’m Diane Hessan—Chairman of the Board here at Brightcove.

Today marks an important and historic day in Brightcove’s 20-year history.

Earlier this morning, we announced an agreement for Brightcove to be acquired by Bending Spoons, a premier global technology company. Bending Spoons is renowned for operating leading digital products such as Evernote, Meetup, Splice, StreamYard and We Transfer – and for its vision to become one of the most significant technology companies in the world.

This agreement marks the beginning of a new chapter for our company, but it’s important to note that the transaction is still subject to stockholder and other customary approvals. While there are steps ahead before the deal is finalized, this announcement reflects our shared belief in our combined potential.

Bending Spoons chose Brightcove because of the unique foundation we’ve built—driven by our strong technical leadership, the commitment of our management team, and the exceptional talent of our employees. Just as important is our large and loyal customer base, whose trust and support continue to inspire us every day.

This decision was not made lightly. Brightcove is an incredible company with a rich history, talented people, and a reputation for excellence. However, we believe we have been undervalued by the public markets. This has limited our ability to make the potential investments needed to fuel future growth. Being part of Bending Spoons has the potential to change that. Their scale, platforms, resources, and partnerships offer us significant new opportunities to grow and innovate.

We ran a rigorous strategic process to evaluate all of our options. We engaged a top-tier banker who truly understood our business and worked tirelessly alongside our leadership to tell the Brightcove story.

Their efforts, combined with the strength of what you’ve built, attracted significant interest from multiple parties. After thorough consideration, the Board unanimously determined that this transaction represents the best path forward, delivering maximum value for our stockholders, while positioning Brightcove for an exciting future.

None of this would have been possible without the fantastic work of Marc and our leadership team, and all your hard work, dedication and talent.

As we move into this next chapter, I encourage you to take pride in everything we’ve accomplished together and to embrace the opportunities ahead. While there will certainly be changes, we believe there will also be exciting new possibilities for Brightcove and all of you.

Thank you for everything you’ve done—and will continue to do—to make Brightcove a company we can all be proud of.

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc., a Delaware Corporation (the “Company”), Bending Spoons US Inc., a Delaware Corporation (“Parent”), and Bending Spoons S.p.A, an Italian società per azioni (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: InvestorRelations@brightcove.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Brightcove Investor Contact:

ICR for Brightcove

Brian Denyeau, 646-277-1251

brian.denyeau@icrinc.com

Brightcove Media Contact:

Brightcove

Sara Griggs, 929-888-4866

sgriggs@brightcove.com

Bending Spoons Media Contact:

Bending Spoons

Christy Keenan

ck@bendingspoons.com

6. On November 25, 2024, Marc DeBevoise, the Chief Executive Officer of the Company, shared a video relating to the Proposed Transaction. The following is a transcript of the video.

Brightcove Teammates…

Today is an exciting and historic day for our company as we have announced the signing of a definitive agreement to be acquired by Bending Spoons, a leading European technology company.

Brightcove is a storied and successful enterprise SaaS leader with 20 years of history, 12 of them as a public company. We have been a pioneer and innovator in online video and streaming. From the earliest days of video player technologies— to the robust, multi-use-case, leading video-powered engagement platform we are today. With more than 2,000 customers, billions of monthly views, and hundreds of millions of monthly users, we play a critical role in one of the most important parts of the global economic engine that is the internet and streaming.

I believe Bending Spoons recognizes this and that is why they are seeking to acquire Brightcove today.

This announcement is about a few, very important things…

First and foremost, it is about delivering the best value to and for our stockholders. This is our goal as a public company and the fiduciary duty of our Board of Directors. The Board (including me), has unanimously approved this transaction on that basis.

It’s also about our ability to continue to thrive long into the future. This combination will allow Brightcove:

•	to leverage the scale, technology and consumer reach of Bending Spoons

•	to better compete and thrive in the streaming and engagement technology markets we operate in

•	to potentially find new global opportunities for growth together

•	to free us from the public market constraints and costs that are not ideally suited to companies of our size.

I also believe Bending Spoons is seeking to acquire Brightcove to grow its business… specifically in the streaming and engagement technology markets, and to do so with their first major enterprise SaaS business.

For the next few months we’ll be working through the process of completing the transaction.

What does that mean for all of us on the team? It actually means we continue as we have been, driving towards our goals, executing, innovating and doing it as one team.

We remain a stand-alone public company for a few more months - until the stockholders vote and approve the transaction and we receive the customary regulatory approvals - then we become a private company, part of Bending Spoons.

So, my ask of all of us until then (and frankly after then) is to remain focused on our customers and each other. Continue to pursue excellence for them and for us. Continue to strive for the growth I know we can achieve.

We’ll be holding a series of regional all-hands over the course of the next 48 hours to discuss this announcement and try to answer all the questions we can on those calls.

Please know I’m excited about the opportunity ahead, perhaps even more so than ever before and where it will take Brightcove for, hopefully, the NEXT 20 years.

Thank you. Speak soon.

Additional Information and Where to Find It

In connection with the proposed transaction by and among Brightcove Inc., a Delaware Corporation (the “Company”), Bending Spoons US Inc., a Delaware Corporation (“Parent”), and Bending Spoons S.p.A, an Italian società per azioni (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Company stockholders, in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.brightcove.com or by contacting the Company’s investor relations department at the following: InvestorRelations@brightcove.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the proposed transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, Parent, Merger Sub, and Guarantor all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in the anticipated time period or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) potential delays in consummation of the proposed transaction; (iv) risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) the risk that Company’s stock price may decline significantly if the proposed transaction is not consummated; (ix) the nature, cost and outcome of any potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Brightcove Investor Contact:

ICR for Brightcove

Brian Denyeau, 646-277-1251

brian.denyeau@icrinc.com

Brightcove Media Contact:

Brightcove

Sara Griggs, 929-888-4866

sgriggs@brightcove.com

Bending Spoons Media Contact:

Bending Spoons

Christy Keenan

ck@bendingspoons.com